DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Jun. 27, 2012
Results Of On The Border

The results of On The Border for fiscal 2010 consist of the following (in thousands):

Revenues	$331,247
Income before income taxes from discontinued operations	51,488
Income tax expense	17,506

Net income from discontinued operations(a)	$33,982

(a)	Other gains and charges, net of taxes, was a gain of $8.4 million.